FY 2026 Q3 Financial Earnings

Quarterly Presentation
May 11, 2026

Forward-Looking Statement

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are "forward-looking statements." Although the American Battery Technology Company's (the "Company") management believes that such forward-looking statements are reasonable, it cannot guarantee that such expectations are, or will be, correct. These forward-looking statements involve a number of risks and uncertainties, which could cause the Company's future results to differ materially from those anticipated. Potential risks and uncertainties include, among others, risks and uncertainties related to the Company's ability to continue as a going concern; interpretations or reinterpretations of geologic information, unfavorable exploration results, inability to obtain permits required for future exploration, development or production, general economic conditions and conditions affecting the industries in which the Company operates; the uncertainty of regulatory requirements and approvals; fluctuating mineral and commodity prices, final investment approval and the ability to obtain necessary financing on acceptable terms or at all. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company's filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended June 30, 2025. The Company assumes no obligation to update any of the information contained or referenced in this presentation.

Agenda

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY
Nasdaq: ABAT

- » **CEO Opening Remarks**
- » **ABTC Business Lines**
  - **Lithium-Ion Battery Recycling**
  - **Primary Claystone-to-Lithium Hydroxide**
- » **FY26 Third Quarter Financial Summary**
- » **Closing**



Ryan Melsert
Chief Executive Officer



Alex Flores
Chief Finance Officer



Tiff Moehring
Head of Communications

ABTC Critical Mineral Manufacturing Businesses

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY
Nasdaq: ABAT

1. A robust and **cost-competitive battery recycling industry** can ***close-the-loop*** and make a meaningful impact on near-term domestic supply

2. However, recycling alone cannot meet growing demand, therefore **domestic manufacturing of primary battery metals** needs to be ramped rapidly to ***fill-the-loop*** with low-cost and low environmental impact material

3. In addition to manufacturing primary battery metals, **domestic mineral resources need to be developed** in order to supply the primary feed for these facilities



End Use OEMs
Battery Cells
EVs, Stationary Storage, Consumer Electronics
Cell Manufacturers
Waste Products
Waste Cells
Active/Inactive Refined Materials
Chemical Refiners
Waste Material
Second Life Applications
1 Lithium-Ion Battery Recycling
2 Primary Battery Metals Manufacturing
Battery Grade Metal Feedstocks Li, Ni, Co, Mn
3 Mineral Resource Development

Q3 FY26 Financial Summary

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY
Nasdaq: ABAT

Financial Highlights

- **$7.8 million in Revenue**, a 64% increase from the previous quarter
  - And an additional $0.3 million income from interest for the quarter
- **$7.1 million in Cost of Goods Sold**, an 11% increase from the previous quarter
  - $5.8 million cash cost of goods sold (non-GAAP[1]), with exclusion of non-cash expenses of depreciation and stock-based compensation
- **$0.7 million in Gross Margin,** ABTC's first positive gross margin operations
  - $2.0 million in Adjusted Gross Margin (non-GAAP[1]), with exclusion of non-cash expenses of depreciation and stock-based compensation
- **$38.5 million cash,** balance as of end of quarter
  - Includes $37.7 million in unrestricted and $0.8 million in restricted cash
- **$0.0 million debt,** company currently holds zero debt



"Demonstrating positive gross margin from operations is a major milestone that many growth companies never achieve and allows us to enable self-sustaining operations of our critical mineral recycling facility. The gross profit generated by this facility provides additional resources as we continue to scale the operations at this first critical mineral recycling facility, construct and bring to operations our second recycling facility, and construct and ramp our critical mineral lithium mine and refinery to support the U.S. establishing dominance with a closed loop domestic critical mineral supply chain."

~Ryan Melsert, CEO/CTO

ABTC generated a positive Gross Margin in Q3 FY26, first time in company history!!

Nine-Months FY26 Financial Summary

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY
Nasdaq: ABAT

Financial Highlights

» **$13.5 million in Revenue,** for nine-months FY to date
  - An additional $0.6 million income from interest

- **$17.9 million in Cost of Goods Sold**, for nine-months FY to date
  - $14.0 million cash cost of goods sold (non-GAAP), with exclusion of non-cash expenses of depreciation and stock-based compensation

- **($4.4) million in Gross Margin,** ABTC's first positive gross margin operations
  - ($0.5) million in Adjusted Gross Margin (non-GAAP), with exclusion of non-cash expenses of depreciation and stock-based compensation



Battery Recycling Business

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY
Nasdaq: ABAT

Critical Mineral Recycling Highlights: Scaled and Streamlined Operations

- Significantly increased throughput and operational effectiveness of recycling operations, resulting in substantially increased revenue and only relatively lower increase in cost of goods sold
- Growth was fueled by increased processing of high-value recycled products from Battery Energy Storage Systems (BESS) supporting datacenters and artificial intelligence (AI) facilities, end-of-life electric and hybrid vehicles, and consumer electronics
- Continued innovation and cost-down optimizations drove improvements in gross margins and facility utilization
- As one of the few recyclers in the Western U.S capable of handling CERCLA-classified waste, ABTC's Nevada lithium-ion battery recycling facility, permitted by the EPA in the spring of 2025 under CERCLA, has emerged as a critical revenue engine recovering valuable metals from high-demand, hard-to-recycle battery sources
- Continued development of a second critical mineral recycling facility in the Southeast U.S., with plans to substantially scale capacity compared to company's existing recycling plant in Nevada, positioning the company for expanded, matched-market impact
- The establishment of new supply chain partnerships with leading BESS facilities and automotive OEMs, providing near-term and long-term material flows to support the Company's growing operations



Claystone to LiOH Business

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

Nasdaq: ABAT

Primary Lithium from Claystone Highlights: Accelerating a Domestic Supply Chain

- ABTC's Tonopah Flats Lithium Project (TFLP), one of the largest lithium deposits in the U.S., continues to secure its position as a cornerstone of the domestic critical mineral supply chain to support demand and drive future growth
- Designated as a Fast-41Transparency Covered Project under federal initiatives to boost and onshore domestic critical mineral supply, the TFLP benefits from streamlined federal permitting efforts, accelerating its path to commercialization of a new U.S. lithium resource and domestic production of critical mineral lithium hydroxide (LiOH)
- The Company achieved a critical milestone by completing and submitting all baseline studies for the National Environmental Policy Act (NEPA) review process, a two-year effort overseen by the Department of Interior's Bureau of Land Management (BLM), involving over 40 regulatory agencies and stakeholders across 21 study areas
- The Company has initiated its Definitive Feasibility Study, the final phase of engineering and financial analysis required to move the project into commercial production, with recommendations published in its October 2025 Pre-Feasibility Study (PFS) for its Tonopah Flats Lithium Project
- The PFS detailed the technical and financial roadmap for commercialization of this domestic-US critical mineral lithium mine and refinery, and supports the project's robust economic potential and potential strategic importance

ABTC's Pre-Feasibility Study Published in October 2025 Noted:

- Designed production of 30,000 tonnes per year of lithium hydroxide monohydrate (LHM), with project economics calculated for a 45-year life-of-mine
- After-tax NPV at 8% of $2.57 billion and IRR of 21.8%, underscoring its financial viability
- Highly competitive production cost of $4,307 per tonne, representing a 9.2% reduction from the Company's April 2024 Initial Assessment
- Total TFLP lithium resources (measured, indicated, and inferred) increased approximately 11% to 21.3 million tonnes LHM, and establishment of 2.73 million tonnes of proven (0.98) and probable (1.75) reserves, compared to April 2024 Initial Assessment

Q3 FY2026 Financial Summary

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY
Nasdaq: ABAT

in $Millions	Q3 FY26	Q3 FY25	Notes
Revenue	**$7.8**	**$1.0**	Revenue growth from ramp of recycling facility
Interest Income	**$0.3**	**$0.0**	Increase in interest income from cash balance investments
Total Cost of Goods Sold	**$7.1**	**$3.7**	Total cost of goods sold, including non-cash costs such as depreciation and stock-based compensation
Cash Cost of Goods Sold	**$5.8***	**$1.6***	*Non-GAAP measure
Funding from Government Grants	**$0.3**	**$1.9**	Continued engagement with the Department of Energy and other government agencies
Cash			
Used in Investing Activities	($7.5)	($0.5)	Purchase of properties and capital equipment
Used in Operating Activities	($2.7)	($10.4)	Operational efficiencies at Nevada battery recycling facility
Net cash provided by financing activities	$0.0	($2.0)	Proceeds from offerings and exercising of share purchased warrants
Cash & Cash Equivalents Balance	$38.5	$7.8	Greatly improved liquidity position

Nine-Month FY26 to Date Summary

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY
Nasdaq: ABAT

in $Millions	FY26	FY25	Notes
Revenue	**$13.5**	**$1.5**	792% Revenue growth from ramp of recycling facility
Interest Income	**$0.6**	**$0.0**	Increase in interest income from cash balance investments
Total Cost of Goods Sold	**$17.9**	**$9.5**	Total cost of goods sold, including non-cash costs such as depreciation and stock-based compensation
Cash Cost of Goods Sold	**$14.0***	**$6.4***	*Non-GAAP measure
Funding from Government Grants	**$2.1**	**$4.3**	Continued engagement with the Department of Energy and other government agencies
Cash			
Used in Investing Activities	($9.7)	($2.0)	Purchase of properties and capital equipment
Used in Operating Activities	($19.6)	($23.1)	Increased operational efficiencies at Nevada battery recycling facility
Net cash provided by financing activities	$55.4	$25.9	Proceeds from offerings and exercising of share purchased warrants
Cash & Cash Equivalents Balance	$38.5	$7.8	Improved liquidity position

Employee Share Issuances

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

Nasdaq: ABAT

- At ABTC, compensation for all employees includes the awarding of company shares to align individual incentives with those of the company
- Many of these shares are awarded conditionally and spread out over many years, meaning they are only issued to employees if certain individual and company performance milestones are achieved
- As it is deemed likely that a milestone will be achieved, this potential future award starts to accrue and on our financial statements it is shown as an operating expense, even without any shares being issued



Shares Issued as Employee Compensation
Shares Issued
5,000,000
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
Q1 FY 2025
Q2 FY 2025
Q3 FY 2025
Q4 FY 2025
Q1 FY 2026
Q2 FY 2026
Q3 FY 2026

Total for the nearly 200 employees at ABTC

Closing

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY
Nasdaq: ABAT

Sincere Thanks to Our Employees, Shareholders, Partners, and Customers

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

Thank You

www.americanbatterytechnology.com
info@batterymetals.com

Information Regarding Mineral Resources

Qualified Person
The mineral resource estimates presented in the ABTC Tonopah Flats Initial Assessment and most recently filed Technical Report Summary were performed by third-party, qualified person RESPEC, LLC and were classified by geological and quantitative confidence in accordance with the Securities and Exchange Commission (SEC) Regulation S-K 1300.

Initial Assessment
Initial Assessment is a preliminary technical and economic study of the economic potential of all or parts of mineralization to support the disclosure of mineral resources. The Initial Assessment must be prepared by a qualified person and must include appropriate assessments of reasonably assumed technical and economic factors, together with any other relevant operational factors, that are necessary to demonstrate at the time of reporting that there are reasonable prospects for economic extraction. An Initial Assessment is required for disclosure of mineral resources but cannot be used as the basis for disclosure of mineral reserves. An Initial Assessment is preliminary in nature and includes Inferred Mineral Resources that are considered too speculative geologically to have the economic considerations applied that would enable them to be classified as mineral reserves. There is no certainty that the economic results of an initial assessment will be realized.

Inferred Resource
Inferred Mineral Resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of limited geological evidence and sampling. The level of geological uncertainty associated with an Inferred Mineral Resource is too high to apply relevant technical and economic factors likely to influence the prospects of economic extraction in a manner useful for evaluation of economic viability. Because an Inferred Mineral Resource has the lowest level of geological confidence of all mineral resources, which prevents the application of the modifying factors in a manner useful for evaluation of economic viability, an Inferred Mineral Resource may not be considered when assessing the economic viability of a mining project, and may not be converted to a mineral reserve.

Indicated Resource
Indicated Mineral Resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of adequate geological evidence and sampling. The level of geological certainty associated with an Indicated Mineral Resource is sufficient to allow a qualified person to apply modifying factors in sufficient detail to support mine planning and evaluation of the economic viability of the deposit. Because an Indicated Mineral Resource has a lower level of confidence than the level of confidence of a Measured Mineral Resource, an Indicated Mineral Resource may only be converted to a Probable Mineral Reserve.

Measured Resource
Measured Mineral Resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of conclusive geological evidence and sampling. The level of geological certainty associated with a Measured Mineral Resource is sufficient to allow a qualified person to apply modifying factors, as defined in this section, in sufficient detail to support detailed mine planning and final evaluation of the economic viability of the deposit. Because a Measured Mineral Resource has a higher level of confidence than the level of confidence of either an Indicated Mineral Resource or an Inferred Mineral Resource, a Measured Mineral Resource may be converted to a Proven Mineral Reserve or to a Probable Mineral Reserve.

Probable Mineral Reserve
Probable Mineral Reserve is the economically mineable part of an indicated and, in some cases, a Measured Mineral Resource.

Proven Mineral Reserve
Proven Mineral Reserve is the economically mineable part of a Measured Mineral Resource and can only result from conversion of a Measured Mineral Resource.

Pre-Feasibility Study
A Preliminary Feasibility Study (or Pre-Feasibility Study) is a comprehensive study of a range of options for the technical and economic viability of a mineral project that has advanced to a stage where a qualified person has determined (in the case of underground mining) a preferred mining method, or (in the case of surface mining) a pit configuration, and in all cases has determined an effective method of mineral processing and an effective plan to sell the product. A Pre-Feasibility Study includes a financial analysis based on reasonable assumptions, based on appropriate testing, about the modifying factors and the evaluation of any other relevant factors that are sufficient for a qualified person to determine if all or part of the Indicated and Measured Mineral Resources may be converted to mineral reserves at the time of reporting. The financial analysis must have the level of detail necessary to demonstrate, at the time of reporting, that extraction is economically viable. A Pre-Feasibility Study is less comprehensive and results in a lower confidence level than a feasibility study. A Pre-Feasibility study is more comprehensive and results in a higher confidence level than an Initial Assessment.